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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 13, 2001
                                (Date of Report)
               Date of earliest event reported: November 12, 2001

                              First Financial Corp.
             (Exact name of Registrant as specified in its charter)

                                  Rhode Island
                 (State or other jurisdiction of incorporation)

      0-27878                                           05-0391383
(Commission File Number)                    (I.R.S. Employer Identification No.)

180 Washington Street
Providence, Rhode Island                                   02903
(Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code:
                                 (401) 421-3600
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ITEM 5. OTHER EVENTS.

      On November 12, 2001, First Financial Corp. (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Washington Trust Bancorp, Inc. ("Washington Trust"), pursuant to which the Registrant will merge with and into Washington Trust (the "Merger"). Pursuant to the terms of the Merger Agreement, the issued and outstanding shares of the Registrant will be converted into the right to receive $16.00 in cash and that number of shares of Washington Trust common stock, par value $0.625 per share determined based on an exchange ratio set forth in the Merger Agreement. Consummation of the Merger is subject to a number of conditions, including, but not limited to, the approval of the Merger Agreement and the Merger by the shareholders of the Registrant and the receipt of requisite regulatory approvals. The Merger Agreement is filed herewith as Exhibit 2.1.

      In connection with the Merger Agreement, The Washington Trust Company of Westerly, a subsidiary of Washington Trust (the "Bank") entered into an Agreement and Plan of Merger (the "Subsidiary Agreement") with First Bank and Trust Company, a subsidiary of the Registrant ("First Bank"), pursuant to which First Bank will merge with and into the Bank (the "Bank Merger"). Pursuant to the Subsidiary Agreement, the issued and outstanding shares of First Bank will be cancelled immediately prior to the Bank Merger.

      In addition, on November 13, 2001, Washington Trust and the Registrant issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed herewith as Exhibit 99.1.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Business Acquired:        Not Applicable

(b)   Pro Forma Financial Information:                  Not Applicable

(c)   Exhibits:

      2.1 Agreement and Plan of Merger, dated as of November 12, 2001, by and between First Financial Corp. and Washington Trust Bancorp, Inc.

      99.1  Joint Press Release dated November 13, 2001


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 13, 2001                 FIRST FINANCIAL CORP.


                                        By:/s/ Patrick J. Shanahan
                                           -----------------------
                                           Patrick J. Shanahan, Jr.
                                           Chairman, President and Chief
                                           Executive Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit
-------

2.1 Agreement and Plan of Merger, dated as of November 12, 2001, by and between First Financial Corp. and Washington Trust Bancorp, Inc.

99.1  Joint Press Release dated November 13, 2001.


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